Exhibit 23.1






                       INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the use in the June 30, 2003 Form 10-QSB of our review report dated August 7, 2003 accompanying the financial statements and schedules.



                                     /s/Varney & Associates, CPAs, LLC


Varney & Associates, CPAs, LLC
Manhattan, Kansas
August 8, 2003